SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: September 17, 2001
(Date of earliest event reported)

Akamai Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27275	04-3432319

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 444-3000

(Registrant’s telephone number, including area code)

Item 5. Other Events.

     On September 17, 2001, Akamai Technologies, Inc. issued a press release announcing a stock repurchase program. A copy of the press release issued by us on September 17, 2001 concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are being filed herewith.

99.1	Akamai Technologies, Inc. Press Release dated September 17, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2001	AKAMAI TECHNOLOGIES, INC.

/s/ Kathryn Jorden Meyer Kathryn Jorden Meyer Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Akamai Technologies, Inc. Press Release dated September 17, 2001.

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